Exhibit 10.31.3

              AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 24, 2004, is entered into by and among PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation ("Parent"), PHIBRO ANIMAL HEALTH U.S., INC., a Delaware corporation ("PAHUS"), PHIBRO ANIMAL HEALTH HOLDINGS, INC., a Delaware corporation ("Holdings"), PRINCE AGRIPRODUCTS, INC., a Delaware corporation ("Prince"), PHIBRO-TECH, INC. ("PTI"; together with Parent, PAHUS, and Holdings, the "Borrowers"), the lenders from time to time party to the Loan and Security Agreement referenced below (each a "Lender" and collectively, the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"; and together with the Lenders, collectively the "Lender Group"), in light of the following:

                               W I T N E S S E T H

      WHEREAS, Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 21, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"); and

      WHEREAS, Borrowers, Agent, and Lenders have agreed to amend the Loan Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENT TO LOAN AGREEMENT.

      (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of "Additional Indebtedness", "EBITDA", and "Maximum Revolver Amount" and replacing them with the following definitions, respectively:

            ""Additional Indebtedness" means Indebtedness of Parent and its Subsidiaries (other than Advances) that is "Permitted Indebtedness" under the New Indenture because it fits only within Section 4.12(xvii) thereof."

            ""EBITDA" means, with respect to any fiscal period, consolidated net earnings (or loss), minus extraordinary gains, interest income, and intercompany allocations plus interest expense, income taxes, depreciation and amortization for such period, charges which are both nonrecurring and noncash charges for such period, and charges and expenses related to unsuccessful acquisitions and related financings in an aggregate amount not to exceed $5,300,000 for the period beginning January 1, 2004 and ending June 30, 2004, as determined in accordance with GAAP."

            ""Maximum Revolver Amount" means up to $32,500,000."

      (b) Section 1.1 of the Loan  Agreement is hereby  amended by deleting "and
(j) Investments comprising the PMC Sale Transactions." from the definition of "Permitted Investments" and replacing it with the following:

      "(j) Investments comprising the PMC Sale Transactions, and (k) other Investments made during the period from January 1, 2004 through June 30, 2004 in an aggregate amount not to exceed $336,000."

      (c) Section 7.13 of the Loan Agreement is hereby amended by deleting "(e) Permitted Investments pursuant to clauses (e), (f) and (i) of the definition of Permitted Investments" and replacing it with the following:

      "(e) Permitted Investments pursuant to clauses (e), (f), (i) and (k) of the definition of Permitted Investments".

      (d) Section 7.18(i) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

            "(i) Minimum Domestic EBITDA. Fail to maintain or achieve EBITDA for Parent and its Domestic Subsidiaries, measured on a month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

            ----------------------- -------------------------------------------
               Applicable Amount             Applicable Period
            ----------------------- -------------------------------------------
                  $2,700,000              For the 2 month period
                                         ending November 30, 2003
            ----------------------- -------------------------------------------
                  $4,100,000              For the 3 month period
                                         ending December 31, 2003
            ----------------------- -------------------------------------------
                  $5,000,000              For the 4 month period
                                          ending January 31, 2004
            ----------------------- -------------------------------------------
                  $6,000,000              For the 5 month period
                                         ending February 29, 2004
            ----------------------- -------------------------------------------
                  $8,000,000              For the 6 month period
                                           ending March 31, 2004
            ----------------------- -------------------------------------------
                  $9,000,000              For the 7 month period
                                           ending April 30, 2004
            ----------------------- -------------------------------------------

            ----------------------- -------------------------------------------
                  $10,000,000             For the 8 month period
                                            ending May 31, 2004
            ----------------------- -------------------------------------------
                  $12,000,000             For the 9 month period
                                           ending June 30, 2004
            ----------------------- -------------------------------------------
                  $13,200,000             For the 10 month period
                                           ending July 31, 2004
            ----------------------- -------------------------------------------
                  $14,520,000             For the 11 month period
                                          ending August 31, 2004
            ----------------------- -------------------------------------------
                  $15,972,000             For the 12 month period
                                         ending September 30, 2004
            ----------------------- -------------------------------------------
                  $16,000,000            For each 12 month period
                                         ending October 31, 2004,
                                            November 30, 2004,
                                            December 31, 2004,
                                             January 31, 2005,
                                            February 28, 2005,
                                              March 31, 2005,
                                              April 30, 2005,
                                             May 31, 2005, and
                                              June 30, 2005"
            ----------------------- -------------------------------------------

      (e) Section 7.18(ii) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

            "(ii) Consolidated Minimum EBITDA. Fail to maintain or achieve EBITDA for Parent and its Subsidiaries, measured on a month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

            ----------------------- -------------------------------------------
               Applicable Amount             Applicable Period
            ----------------------- -------------------------------------------
                  $5,200,000              For the 2 month period
                                         ending November 30, 2003
            ----------------------- -------------------------------------------
                  $7,500,000              For the 3 month period
                                         ending December 31, 2003
            ----------------------- -------------------------------------------
                  $10,000,000             For the 4 month period
                                          ending January 31, 2004
            ----------------------- -------------------------------------------
                  $12,000,000             For the 5 month period
                                         ending February 29, 2004
            ----------------------- -------------------------------------------

            ----------------------- -------------------------------------------
                  $15,500,000             For the 6 month period
                                           ending March 31, 2004
            ----------------------- -------------------------------------------
                  $18,000,000             For the 7 month period
                                           ending April 30, 2004
            ----------------------- -------------------------------------------
                  $21,000,000             For the 8 month period
                                            ending May 31, 2004
            ----------------------- -------------------------------------------
                  $24,000,000             For the 9 month period
                                           ending June 30, 2004
            ----------------------- -------------------------------------------
                  $26,400,000             For the 10 month period
                                           ending July 31, 2004
            ----------------------- -------------------------------------------
                  $29,040,000             For the 11 month period
                                          ending August 31, 2004
            ----------------------- -------------------------------------------
                  $31,944,000             For the 12 month period
                                         ending September 30, 2004
            ----------------------- -------------------------------------------
                  $32,000,000            For each 12 month period
                                         ending October 31, 2004,
                                            November 30, 2004,
                                            December 31, 2004,
                                             January 31, 2005,
                                            February 28, 2005,
                                              March 31, 2005,
                                              April 30, 2005,
                                             May 31, 2005, and
                                              June 30, 2005"
            ----------------------- -------------------------------------------

      (f) Section 7.18(c) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

            "(c) Determination of Future Levels. Agent shall, in its Permitted Discretion, establish the monthly minimum EBITDA and capital expenditures covenant levels for each succeeding trailing 12 month period after June 30, 2005 based upon Borrowers' Projections for such fiscal year delivered pursuant to Section 6.3(c) of this Agreement, which Borrowers' Projections shall be satisfactory to Agent in all respects. Borrowers shall execute any amendment to this Section 7.18 requested by Agent to document the inclusion of such covenant levels. If Borrowers fail to timely deliver the Borrowers' Projections pursuant to Section 6.3(c), the minimum EBITDA covenant level for each succeeding trailing 12 month period after June 30, 2005 shall be measured on a monthly basis at an amount equal to 100.83% of the monthly minimum EBITDA covenant level for the last trailing 12 months."

      (g) Schedule C-1 to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

      (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

      (b) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit B, duly executed and delivered by an authorized official of such Guarantor;

      (c) Agent shall have received a schedule of the outstanding Indebtedness of Parent and its Subsidiaries detailing the particular section, subsection, or clause of the New Indenture permitting such outstanding Indebtedness, certified as of the date hereof by the chief financial officer of Parent on behalf of Parent as being a true, correct, and complete description of the same, which shall be in form and substance satisfactory to Agent;

      (d) Borrowers has paid to Agent, for the benefit of Lender Group, a fee in the amount of $50,000, which fee shall be fully earned when paid;

      (e) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and except for changes permitted by the Loan Documents;

      (f) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

      (g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, Guarantors, or the Lender Group.

4. COVENANTS. Borrowers hereby covenant and agree that they will satisfy each of the following on or before the date specified below (the failure to so satisfy any of the following to constitute an immediate Event of Default):

      (a) By December 20, 2004, deliver to Agent a Collateral Access Agreement executed by the landlord for the premises located at 65 Challenger Boulevard, Ridgefield Park, NJ and in form and substance satisfactory to Agent in its Permitted Discretion; and

      (b) By December 20, 2004, deliver to Agent an updated Schedule 5.5 to the Loan Agreement and an updated Schedule 5.7 to the Loan Agreement, in form and substance satisfactory to Agent.

5. EFFECTIVE DATE. The effective date of Section 2(a) of this Amendment shall be June 30, 2004, the effective date of Section 2(b) of this Amendment shall be January 1, 2004, and the effective date of each other provision in this Amendment shall be the date hereof.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

      (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

      (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                            PHIBRO ANIMAL HEALTH CORPORATION,
                                            a New York corporation

                                            By: /s/ Richard G. Johnson
                                               ---------------------------------
                                            Title: Chief Financial Officer

                                            PHIBRO ANIMAL HEALTH U.S., INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                               ---------------------------------
                                            Title: Vice President

                                            PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                               ---------------------------------
                                            Title: Vice President

                                            PRINCE AGRIPRODUCTS, INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                               ---------------------------------
                                            Title: Vice President

                                            PHIBRO-TECH, INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                               ---------------------------------
                                            Title: Vice President

                                            WELLS FARGO FOOTHILL, INC.,
                                            a California  corporation,  as Agent
                                            and a Lender

                                            By: /s/ Vincent Egan
                                               ---------------------------------
                                            Title: Vice President

                                  Schedule C-1
                                   Commitments

     ==========================================================================
           Lender                  Revolver Commitment    Total Commitment
     ==========================================================================
     Wells Fargo Foothill, Inc.       $32,500,000          $32,500,000
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     All Lenders                      $32,500,000          $32,500,000
     ==========================================================================

                                    Exhibit B

                            REAFFIRMATION AND CONSENT

      All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of September 24, 2004. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the execution, delivery, and performance of the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents or amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation and Consent Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                  PhibroChem, Inc., a New Jersey
                                                  corporation

                                                  By: /s/ David C. Storbeck
                                                     --------------------------
                                                  Name: David C. Storbeck
                                                  Title: Vice President

                                                  Western Magnesium Corp., a
                                                  California corporation

                                                  By: /s/ David C. Storbeck
                                                     --------------------------
                                                  Name:  David C. Storbeck
                                                  Title: Vice President

                                                  CP Chemicals, Inc., a New
                                                  Jersey corporation

                                                  By: /s/ David C. Storbeck
                                                     --------------------------
                                                  Name: David C. Storbeck
                                                  Title: Vice President

                                                  PHIBRO CHEMICALS, INC., a New
                                                  York corporation

                                                  By: /s/ David C. Storbeck
                                                     --------------------------
                                                  Name: David C. Storbeck
                                                  Title: Vice President

                                       S-1